UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2014

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement for Certain Officers.

On March 31, 2014, the Board of Directors of OPKO Health, Inc. (the “Company”) approved the appointment of Adam Logal, 36, to the position of Senior Vice President, Chief Financial Officer, effective on April 1, 2014. Mr. Logal currently receives an annual base salary of $235,000, which is subject to increase in the discretion of the Board of Directors. He will also be eligible to participate in the Company’s benefit and bonus programs offered by the Company to other executive officers from time to time.

Prior to Mr. Logal’s appointment to the position of Senior Vice President, Chief Financial Officer, he served as the Company’s Chief Accounting Officer and Treasurer since March 2007. From 2002 to 2007, Mr. Logal served in senior management of Nabi Biopharmaceuticals, a publicly traded, biopharmaceutical company engaged in the development and commercialization of proprietary products. Mr. Logal held various positions of increasing responsibility, last serving as Senior Director of Accounting and Reporting.

Mr. Logal replaces Juan F. Rodriguez, who on March 31, 2014, submitted his notice of resignation from his position as Senior Vice President, Chief Financial Officer of the Company to be effective on April 1, 2014, and upon the appointment of a new chief financial officer. In connection with his resignation, Mr. Rodriguez will provide consulting services to the Company on terms to be negotiated.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing Mr. Rodriguez’s resignation and Mr. Logal’s appointment effective April 1, 2014. A copy of that press release is furnished as exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated April 1, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

April 1, 2014	By:	/s/ Steven D. Rubin

Name: Steven D. Rubin
Title: Exec. VP - Administration

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company, dated April 1, 2014